Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitwise Avalanche ETF (the “Trust”) on Form 10-Q for the period ending March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Bebrin III, Vice President of Bitwise Investment Advisers, LLC, the sponsor of the Trust, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: May 8, 2026	By	/s/ James Bebrin III
	Name:	James Bebrin III*
	Title:	Vice President (Principal Financial Officer and Principal Accounting Officer)

* The registrant is a trust and James Bebrin III is signing in his capacity as Principal Financial Officer and Principal Accounting Officer of Bitwise Investment Advisers, LLC, the sponsor of the Trust.